                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., R. Greg Feltus and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of Life & Annuity Trust, Master Investment Trust, Overland Express Funds, Inc., Stagecoach Funds, Inc. and Stagecoach Trust, (each, a "Company") and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.



Dated:  October 16, 1996             /s/ Joseph N. Hankin
       --------------------------    ------------------------------------
                                     Joseph N. Hankin

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., R. Greg Feltus and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of Life & Annuity Trust, Master Investment Trust, Overland Express Funds, Inc., Stagecoach Funds, Inc. and Stagecoach Trust, (each, a "Company") and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.



Dated: October 24, 1996              /s/ Jack S. Euphrat
       --------------------------    --------------------------------
                                     Jack S. Euphrat

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr. and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of Life & Annuity Trust, Master Investment Trust, Overland Express Funds, Inc., Stagecoach Funds, Inc. and Stagecoach Trust, (each, a "Company") and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.



Dated:  October 24, 1996             /s/ R. Greg Feltus
       ----------------------------  ----------------------------------
                                     R. Greg Feltus

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., R. Greg Feltus and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of Life & Annuity Trust, Master Investment Trust, Overland Express Funds, Inc., Stagecoach Funds, Inc. and Stagecoach Trust, (each, a "Company") and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.



Dated:  October 24, 1996             /s/ Thomas S. Goho
       ----------------------------  ----------------------------
                                     Thomas S. Goho

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., R. Greg Feltus and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of Life & Annuity Trust, Master Investment Trust, Overland Express Funds, Inc., Stagecoach Funds, Inc. and Stagecoach Trust, (each, a "Company") and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.



Dated:  October 24, 1996             /s/ W. Rodney Hughes
       ---------------------------   ------------------------------
                                     W. Rodney Hughes

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., R. Greg Feltus and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of Life & Annuity Trust, Master Investment Trust, Overland Express Funds, Inc., Stagecoach Funds, Inc. and Stagecoach Trust, (each, a "Company") and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.



Dated: October 24, 1996              /s/ J. Tucker Morse
       ---------------------------   -------------------------------
                                     J. Tucker Morse

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., R. Greg Feltus and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of Life & Annuity Trust, Stagecoach Funds, Inc. and Stagecoach Trust, (each, a "Company") and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Company. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.



Dated: January 29, 1998              /s/ Peter G. Gordon
       ---------------------------   ------------------------------
                                     Peter G. Gordon